Exhibit 99.2

News Release FOR IMMEDIATE RELEASE

Press Contact:

Brenda Stewart

Director of Marketing Communications

312 540 6622

brenda.stewart@merge.com

Merge Announces Record Pro Forma Sales of $57M in Second Quarter

GAAP revenue up 92% and adjusted EBITDA up 155% over Q2 2010

Chicago, IL, August, 3, 2011 – Merge Healthcare (NASDAQ: MRGE), a leading provider of enterprise imaging and interoperability solutions, today announced its financial results for the second quarter of 2011.

•	Revenue grew to $55.6 million ($57.0 million on a pro forma basis) in the quarter, compared to $29 million ($41.5 million on a pro forma basis) in the second quarter of 2010 - an increase of 92%.

•	Adjusted EBITDA was $17.1 million, representing 30% of revenue in the quarter compared to $6.7 million and 23% in the second quarter of 2010 - an increase of 155%.

•	Executed 12 new iConnect agreements extending Merge Healthcare’s leadership position in image interoperability market.

•	Announced over 30 signed contracts for the Merge Meaningful Use platform within its Orthopaedics and Radiology client base.

Quarter Results:

Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):

	Q2 2011	Q2 2010
Net sales	$55.6	$29.0
Operating income (loss)	8.1	(10.6)
Net loss available to common shareholders	(3.3)	(30.9)
Net loss per diluted share	($0.04)	($0.39)

Cash balance at period end	$45.2	$37.9
Cash from core business operations*	6.6	9.4

*	See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):

	Q2 2011	Q2 2010
Pro forma results
Net sales	$57.0	$41.5
Adjusted net income	5.0	(4.1)
Adjusted EBITDA	17.1	7.8

Adjusted net income per diluted share	$0.06	($0.05)
Adjusted EBITDA per diluted share	$0.20	$0.09

Non-GAAP and other measures
Recurring revenue as % of net sales	~62.5%	~65.0%
Non-recurring backlog at period end	$40.1	$46.0
Days sales outstanding	93	94

Reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information, below.

Explanation of Non-GAAP Financial Measures

Merge Healthcare reports its financial results in accordance with generally accepted accounting principles, or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company. Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets. While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

•

Pro forma revenue consists of GAAP revenue as reported, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective periods presented and to add back the acquisition related sales adjustment (for all significant acquisitions) booked for GAAP purposes.

•

Recurring revenue is generated from agreements that generally contain a stated annual amount and which we have a high likelihood of renewing each year. More specifically, this includes revenue generated from our DICOM toolkit and eFilm Workstation® product lines, long-term contracts associated with our Sales as a Service (SaaS) related offerings, and EDI and maintenance contracts across the entire business.

•

Non-recurring revenue backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented. Non-recurring revenue is comprised of all other sources of revenue not included as recurring revenue, primarily from perpetual software licenses, hardware and professional services (including installation, training and consultative engineering services).

•

Adjusted net income consists of GAAP net income available to common stockholders, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective period presented and, to the extent such items occurred in the periods presented, excludes (a) one-time preferred stock deemed dividend at issuance date, (b) acquisition-related costs, (c) restructuring and other costs, (d) stock-based compensation expense, (e) acquisition-related amortization, and (f) acquisition-related cost of sales adjustments and adds back (g) the acquisition-related sales adjustments.

•

Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

•

Cash from core business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results. In addition, the following adjustments are described in more detail below:

•

Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

•

Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

•

Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call:

Merge will host a conference call on Wednesday, August 3, 2011, at 8:30 am EDT to discuss its financial results for the second quarter 2011. Jeff Surges, CEO, and Justin Dearborn, CFO, will co-chair the call. Investors can listen to the conference call live via telephone by dialing 800.221.2015 (US and Canada) or 706.634.2159 (International), and referencing Conference ID Number 85680351. Alternatively, the call can be accessed over the Internet at Merge Healthcare Web Cast. The conference call will be recorded and the recording may be found via the internet shortly after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

Merge Healthcare develops and integrates information technology to create a better electronic healthcare experience. Merge products, ranging from standards-based development toolkits to sophisticated clinical applications, have been used by healthcare providers, vendors and researchers worldwide for over 20 years. Additional information can be found at www.merge.com.

# # #

Cautionary Notice Regarding Forward-Looking Statements

This news release contains “forward-looking statements,” including statements which are related to future, not past, events. Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” “plans,” “seeks,” “see” and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks. For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include, among other issues: the successful integration of companies we acquire; achieving certain post-acquisition synergies; the market acceptance of implemented product solutions; market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Global Select Market; the costs, risks and effects of various pending legal proceedings; and other risk factors detailed in its filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Merge does not undertake any obligation to update forward-looking statements or any of risks, uncertainties and other factors.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2011	December 31, 2010
	(Unaudited)
Current assets:
Cash (including restricted cash)	$45,234	$41,029
Accounts receivable, net	58,481	53,254
Inventory	3,095	3,486
Prepaid expenses	3,679	4,191
Deferred income taxes	2,545	2,545
Other current assets	11,853	9,336

Total current assets	124,887	113,841

Property and equipment, net	5,008	5,772
Purchased and developed software, net	24,016	26,619
Other intangible assets, net	41,986	48,957
Goodwill	171,578	169,533
Deferred tax assets	14,566	17,006
Other	13,578	14,660

Total assets	$395,619	$396,388

Current liabilities:
Accounts payable	$16,629	$18,370
Interest payable	4,935	3,917
Accrued wages	6,426	4,304
Restructuring accrual	1,027	1,707
Other accrued liabilities	7,772	6,875
Deferred revenue	42,134	49,876

Total current liabilities	78,923	85,049

Notes payable	249,065	195,077
Deferred revenue	5,104	3,809
Income taxes payable	5,707	5,683
Other	1,464	1,964

Total liabilities	340,263	291,582

Total shareholders’ equity	55,356	104,806

Total liabilities and shareholders’ equity	$395,619	$396,388

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net sales
Software and other	$17,639	$6,592	36,310	$15,957
Professional services	10,515	5,631	18,915	$9,377
Maintenance and EDI	27,438	16,780	53,039	23,639

Total net sales	55,592	29,003	108,264	48,973
Cost of sales
Software and other	4,681	1,690	11,258	2,394
Professional services	5,016	4,028	10,079	7,025
Maintenance and EDI	6,687	5,809	14,651	7,306
Depreciation, amortization and impairment	2,347	4,487	4,846	5,705

Total cost of sales	18,731	16,014	40,834	22,430

Gross margin	36,861	12,989	67,430	26,543
Operating costs and expenses:
Sales and marketing	7,853	4,189	16,546	7,008
Product research and development	7,017	5,752	13,769	9,008
General and administrative	8,264	5,591	14,854	9,442
Acquisition-related expenses	375	2,421	479	8,359
Restructuring and other expenses	—	3,483	(36)	3,483
Depreciation, amortization and impairment	5,223	2,181	7,873	3,021

Total operating costs and expenses	28,732	23,617	53,485	40,321

Operating income (loss)	8,129	(10,628)	13,945	(13,778)
Other expense, net	(7,788)	(4,275)	(14,348)	(4,229)

Income (loss) before income taxes	341	(14,903)	(403)	(18,007)
Income tax expense	2,026	58	2,871	106

Net loss	(1,685)	(14,961)	(3,274)	(18,113)
Less: preferred stock dividends	1,587	15,944	3,153	15,944

Net loss available to common shareholders	$(3,272)	$(30,905)	$(6,427)	$(34,057)

Net loss per share - basic	$(0.04)	$(0.39)	$(0.08)	$(0.44)

Weighted average number of common shares outstanding - basic	84,345,025	80,092,926	84,277,343	77,461,669

Net loss per share - diluted	$(0.04)	$(0.39)	$(0.08)	$(0.44)

Weighted average number of common shares outstanding - diluted	84,345,025	80,092,926	84,277,343	77,461,669

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

		Six Months Ended June 30,
		2011	2010
Cash flows from operating activities:
Net loss		$(3,274)	$(18,113)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, amortization and impairment		12,719	8,726
Share-based compensation		2,120	816
Change in contingent consideration for acquisitions		128	342
Amortization of notes payable issuance costs & discount		1,156	452
Provision for doubtful accounts receivable and sales returns, net of recoveries		782	(277)
Deferred income taxes		2,440	—
Gain on sale of equity investment		(405)	—
Net change in assets and liabilities (net of effects of acquisitions)		(13,063)	9,921

Net cash provided by operating activities		2,603	1,867
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(600)	(210,226)
Purchases of property, equipment and leasehold improvements		(1,277)	(745)
Change in restricted cash		880	42
Distribution from equity investment		405	76

Net cash used in investing activities		(592)	(210,853)
Cash flows from financing activities:
Proceeds from issuance of notes		53,560	194,532
Proceeds from issuance of stock		—	41,750
Note and stock issuance costs paid		(1,528)	(8,946)
Proceeds from exercise of stock options and employee stock purchase plan		206	57
Principal payments on capital leases		(41)	(48)
Redemption and retirement of preferred stock		(41,750)	—
Preferred stock dividends		(7,328)	—

Net cash provided by financing activities		3,119	227,345

Effect of exchange rate changes on cash		(45)	—

Net increase in cash		5,085	18,359
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	39,382	19,062

Cash and cash equivalents, end of period (net of restricted cash)	(2)	$44,467	$37,421

(1)	Restricted cash of $1,647 and $559 as of December 31, 2010 and 2009, respectively.
(2)	Restricted cash of $767 and $517 as of June 30, 2011 and 2010, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES

RECONCILIATION OF NET LOSS AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Net loss available to common shareholders	$(3,272)	$(30,905)	$(6,427)	$(34,057)
One-time preferred stock deemed dividend at issuance date	—	14,900	—	14,900
Acquisition related costs	375	2,421	479	8,359
Restructuring and other	—	3,483	(36)	3,483
Stock-based compensation expense	1,058	462	2,120	816
Amortization of significant acquisition intangibles	5,604	3,378	8,692	3,879
Acquisition-related sales adjustments	1,411	5,111	2,748	5,439
Acquisition-related cost of sales adjustments	(216)	(892)	(288)	(892)

Adjusted net income (loss)	$4,960	$(2,042)	$7,288	$1,927
Depreciation, amortization and impairment	1,966	3,290	4,027	4,847
Net interest expense	6,579	4,308	12,933	4,298
Preferred stock dividends	1,587	1,044	3,153	1,044
Income tax expense	2,026	58	2,871	106

Adjusted EBITDA	$17,118	$6,658	$30,272	$12,222

Adjusted net income per share - diluted	$0.06	$(0.03)	$0.08	$0.02

Adjusted EBITDA per share - diluted	$0.20	$0.08	$0.35	$0.15

Fully diluted shares (if net income)	87,562,218	81,767,889	87,080,877	79,159,298

	Pro Forma Three Months Ended June 30,		Pro Forma Six Months Ended June 30,
	2011	2010	2011	2010
Net loss available to common shareholders	$(2,077)	$(27,176)	$(3,967)	$(28,306)
One-time preferred stock deemed dividend at issuance date	—	14,900	—	14,900
Acquisition related costs	375	6	479	261
Restructuring and other	—	3,483	(36)	3,483
Stock-based compensation expense	1,058	462	2,120	816
Amortization of significant acquisition intangibles	5,604	4,181	8,692	6,613

Adjusted net income (loss)	$4,960	$(4,144)	$7,288	$(2,233)
Depreciation, amortization and impairment	1,966	3,790	4,027	6,335
Net interest expense	6,579	6,492	12,933	13,050
Non-cash preferred stock dividend	1,587	1,566	3,153	3,132
Income tax expense	2,026	58	2,871	152

Adjusted EBITDA	$17,118	$7,762	$30,272	$20,436

Adjusted net income (loss) per share - diluted	$0.06	$(0.05)	$0.08	$(0.03)

Adjusted EBITDA per share - diluted	$0.20	$0.09	$0.35	$0.24

Fully diluted shares (if net income)	87,562,218	84,080,197	87,080,877	84,058,580

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES

CASH FROM CORE BUSINESS OPERATIONS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(amounts in millions)
Cash received from (paid for):
Issuance of debt and equity	$53.6	$232.0	$53.6	$236.3
Debt and equity issuance costs	(2.5)	(7.3)	(2.5)	(8.9)
Redemption of preferred stock	(40.8)	—	(40.8)	—
Payment of preferred stock dividends	(7.1)	—	(7.1)	—
Interest paid	(10.9)	—	(10.9)	—
Acquisitions	(0.6)	(208.8)	(0.6)	(210.2)
Restructuring initiatives	(0.3)	(1.0)	(0.9)	(1.4)
Acquisition related costs	—	(2.2)	(0.4)	(7.1)
Property and equipment purchases	(0.9)	(0.2)	(1.2)	(0.8)
Settlements with former officers	—	—	(0.9)	—
Other non-operating cash flows	0.4	0.2	0.4	0.2
Core business operations	6.6	9.4	15.5	10.2

Increase (decrease) in cash	$(2.5)	$22.1	$4.2	$18.3